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                                                                   Exhibit(c)(3)

                           CHANGE OF CONTROL AGREEMENT

         AGREEMENT by and between MYR Group, Inc. (the "Company") and William A. Koertner (the "Employee"), dated as of the 21st day of December, 1999.

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Employee will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives the Board has caused the Company to enter into this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Term of Agreement. This Agreement shall terminate if a Change of Control Date (as hereinafter defined) does not occur on or before December 31, 2001.

         2. Change of Control. For purposes of this Agreement, a "Change of Control" shall be defined as the occurrence of any of the following events:

                  (a) There is a report filed on Schedule 13D (or any successor schedule, form or report) as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as generally in effect on the date hereof, disclosing that any person (as the term "person" is used in Section 13(d)(3) of the Exchange Act), other than Charles M. Brennan III, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

                  (b) The acquisition of 20% or more of the issued and outstanding shares of voting securities of the Company by any person which would otherwise require the filing of a report as described in (a) above.

         3. Change of Control Date. For purposes of this Agreement, the "Change of Control Date" shall mean the first date during the term of this Agreement on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Employee's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, then for all purposes of this Agreement the "Change of

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Control Date" shall mean the date immediately prior to the date of such termination of employment.

         4. Termination of Employment

                  (a) Good Cause. For purposes of this Agreement, "Good Cause" shall mean (i) the Employee's commission of a felony, (ii) the Employee's material breach of any of his obligations or duties, including the Employee's willful failure to substantially perform his duties other than as a result of his incapacity due to illness or injury, or (iii) the Employee's commission of a willful act, such as embezzlement, against the Company intended to enrich the Employee at the expense of the Company. No termination for Good Cause may be effected under clause (ii) of the preceding sentence unless (a) the Company shall have given written notice to the Employee specifying with particularity the basis for the Company's decision to terminate the Employee's employment, and
(b) the Employee shall have failed to cease or correct the performance (or nonperformance) which forms the basis for the Company's decision within 30 days following the date of the Company's written notice.

                  (b) Good Reason. For purposes of this Agreement, "Good Reason" shall mean any of the following which occurs without the written consent of the
Employee:

                    (i) Any significant change in the nature of Employee's principal duties or any significant diminution in the Employee's status or responsibilities;

                   (ii) Any decrease in the Employee's salary or cash incentive opportunity below the level the Employee was earning at the time of a Change of Control;

                  (iii) The Company's failure to obtain the agreement of a successor entity to assume the obligations under this Agreement; or

                   (iv) The Company's requiring the Employee to be based in any location which would materially increase the Employee's commuting time.

                  (c) Disability. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative.

         5. Notice of Termination. Any termination by the Company for Good Cause, or by the Employee for Good Reason, shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the

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Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Good Cause shall not waive any right of the Employee or the Company, respectively, hereunder or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

         6. Date of Termination. For purposes of this Agreement, "Date of Termination" means (a) if the Employee's employment is terminated by the Company for Good Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be,
(b) if the Employee's employment is terminated by the Company other than for Good Cause, death or Disability, the date on which the Company notifies the Employee of such termination and (c) if the Employee's employment is terminated by reason of death or Disability, the date of death of the Employee or the date of the determination that the Employee's Disability is determined to be total and permanent, as the case may be.

         7. Obligations of the Company upon Termination.

                  (a) Termination by Company Not for Good Cause; Resignation by Employee for Good Reason. If, on or within two years after a Change of Control Date , the Company shall terminate the Employee's employment other than for Good Cause, Disability or death, or the Employee shall terminate employment for Good Reason within two years after the Change of Control Date, the Employee will receive, in addition to all benefits to which the Employee is legally entitled:

                    (i) Acceleration of all unvested MYR stock option grants and MYR restricted stock awards or, at the sole discretion of MYR's Board of Directors, their cash equivalent;

                   (ii) Any earned but unpaid bonus for the year preceding the year in which termination occurs;

                  (iii) A pro-rated target bonus for the worked portion of the year in which termination occurs;

                   (iv) Two years of current salary (not lower than the Employee's salary on the Change of Control Date, increased by the supplemental payments and relocation payments described in Exhibit A due during the two-year period following the employment termination) and two years of target bonus;

                    (v) Two years of post-termination medical coverage on the same basis as if the Employee was a current employee;

                   (vi) Reimbursement of legal expenses incurred, in accordance with Section 9, to enforce this Agreement;

                  (vii) The benefits of the "Put Option" as described in that certain letter agreement dated June 30, 1999 between Employee and the Company; and

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                   (viii)   In the event that the foregoing provisions of this
                            Section 7 result in the receipt by the Employee of a parachute payment (as defined in Section 280G of the Internal Revenue Code of 1986, as amended), then the Company shall make an additional payment to the Employee in an amount in cash such that the amount of the after-tax proceeds of the Employee from the payments provided for in this Agreement, taking into account federal and state income and excise taxes, is equal to the amount of the after-tax proceeds the Employee would have received from the payments provided for in this Agreement had such payments not resulted in the receipt by the Employee of a parachute payment. The Employee agrees to give the Company prompt written notice of any claim by the Internal Revenue Service that any payments made pursuant to this Agreement result in the receipt by the Employee of a parachute payment. In such event the Company shall have the right to assume and control the defense of an such claim with counsel of its own selection. The Employee agrees to cooperate with the Company in connection with any defense of such claim.

If the Employee is terminated from employment more than two years but less than four years after a Change of Control Date for other than Good Cause, Disability or death, the Employee will receive items (i), (ii), (iii), (vi), (vii) and
(viii) above, plus one year of current salary (not lower than the Employee's salary on the Change of Control Date, increased by the supplemental payments and relocation payments described in Exhibit A due during the one-year period following the employment termination), one year of target bonus and one year of medical coverage.

In addition, for a period of 90 days following the second anniversary of a Change of Control Date, the Employee may elect to terminate employment at the Employee's discretion provided that the Employee offers to continue employment at the request of the Company for a period of up to six months. In the event of such termination at the discretion of the Employee, the Employee shall receive items (i) through (vii) above. The Employee will also be entitled to receive all other benefits to which the Employee is entitled under the Company's various policies or plans or to which the Employee is otherwise legally entitled. Solely for purposes of the computation of benefits under this Agreement, payments made by the Company as the result of such a termination at the discretion of the Employee that are required to be taken into account with respect to the Employee under Section 280G(b)(2)(A)(ii) of the Code shall not, in the aggregate, exceed
2.99 times the Employee's "base amount" as that term is defined in Section 280G(b)(3) of the Code. If the limitation contained in the immediately preceding sentence applies, any reduction in payments will in no event affect the computation of payments hereunder which do not constitute "excess parachute payments" within the meaning of Section 280G(b) of the Code.

                  (b) Death. If the Employee dies during the term of this Agreement prior to the Change in Control Date, this Agreement shall terminate without further obligation of the Company to the Employee or his estate other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-

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termination, life insurance or death benefits that are provided under the
Company's normal benefit plans and policies.

                  (c) Disability. If the Employee's employment shall be terminated during the term of this Agreement prior to the Change in Control Date by reason of the Employee's Disability, this Agreement shall terminate without further obligation of the Company to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits or disability benefits that are provided under the Company's normal benefit plans and policies.

                  (d) Good Cause; Other than for Good Reason. If, whether before or after a Change of Control Date, the Employee's employment shall be terminated for Good Cause, or if the Employee shall resign other than for Good Reason, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits that are provided under the Company's normal benefit plans and policies.

         8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Employee may qualify, nor, subject to Section 12(g), shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         9. Full Settlement; Legal Fees. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment. In the event the Employee incurs legal fees and expenses in seeking to obtain any benefit under this Agreement and it is ultimately determined by a court of competent jurisdiction that the Employee is entitled to receive all or any part of such benefit, then the Company shall pay to the Employee the reasonable legal fees and expenses so incurred by the Employee.

         10. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company and which shall not be or become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or

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data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         11. Successors.

                  (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes this Agreement by operation of law, or otherwise.

         12. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee: William A. Koertner
                                      58 S. Wynstone Dr.
                                      Barrington, IL 60010

                  If to the Company:  MYR Group, Inc.
                                      Three Continental Towers
                                      1701 W. Golf Road, Suite 1012
                                      Rolling Meadows, Illinois 60008-4007
                                      Attention:  Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

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                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written negotiations, understandings and agreements between the parties hereto.

                  (e) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (f) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, including, without limitation, the right of the Employee to terminate employment for Good Reason pursuant to Section 4(b) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (g) The Employee and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Employee and the Company, the employment of the Employee by the Company is "at will" and, prior to the Change of Control Date, the Employee's employment may be terminated by either the Employee or the Company at any time prior to the Change of Control Date, in which case the Employee shall have no further rights under this Agreement. From and after the Change of Control Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

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         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                                  ----------------------------------------
                                  William A. Koertner

                                  MYR GROUP, INC.

                                   By:
                                      -----------------------------------------
                                   Its:
                                       ----------------------------------------

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
                           CHANGE OF CONTROL AGREEMENT

         AGREEMENT by and between MYR Group, Inc. (the "Company") and Byron D. Nelson (the "Employee"), dated as of the 21st day of December, 1999.

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Employee will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives the Board has caused the Company to enter into this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Term of Agreement. This Agreement shall terminate if a Change of Control Date (as hereinafter defined) does not occur on or before December 31, 2001.

         2. Change of Control. For purposes of this Agreement, a "Change of Control" shall be defined as the occurrence of any of the following events:

                  (a) There is a report filed on Schedule 13D (or any successor schedule, form or report) as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as generally in effect on the date hereof, disclosing that any person (as the term "person" is used in Section 13(d)(3) of the Exchange Act), other than Charles M. Brennan III, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

                  (b) The acquisition of 20% or more of the issued and outstanding shares of voting securities of the Company by any person which would otherwise require the filing of a report as described in (a) above.

         3. Change of Control Date. For purposes of this Agreement, the "Change of Control Date" shall mean the first date during the term of this Agreement on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Employee's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, then for all purposes of this Agreement the "Change of
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Control Date" shall mean the date immediately prior to the date of such termination of employment.

         4. Termination of Employment

         (a) Good Cause. For purposes of this Agreement, "Good Cause" shall mean
(i) the Employee's commission of a felony, (ii) the Employee's material breach of any of his obligations or duties, including the Employee's willful failure to substantially perform his duties other than as a result of his incapacity due to illness or injury, or (iii) the Employee's commission of a willful act, such as embezzlement, against the Company intended to enrich the Employee at the expense of the Company. No termination for Good Cause may be effected under clause (ii) of the preceding sentence unless (a) the Company shall have given written notice to the Employee specifying with particularity the basis for the Company's decision to terminate the Employee's employment, and (b) the Employee shall have failed to cease or correct the performance (or nonperformance) which forms the basis for the Company's decision within 30 days following the date of the Company's written notice.

         (b) Good Reason. For purposes of this Agreement, "Good Reason" shall mean any of the following which occurs without the written consent of the
Employee:

                    (i) Any significant change in the nature of Employee's principal duties or any significant diminution in the Employee's status or responsibilities;

                   (ii) Any decrease in the Employee's salary or cash incentive opportunity below the level the Employee was earning at the time of a Change of Control;

                  (iii) The Company's failure to obtain the agreement of a successor entity to assume the obligations under this Agreement; or

                   (iv) The Company's requiring the Employee to be based in any location which would materially increase the Employee's commuting time.

         (c) Disability. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative.

         5. Notice of Termination. Any termination by the Company for Good Cause, or by the Employee for Good Reason, shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the

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Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Good Cause shall not waive any right of the Employee or the Company, respectively, hereunder or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

         6. Date of Termination. For purposes of this Agreement, "Date of Termination" means (a) if the Employee's employment is terminated by the Company for Good Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be,
(b) if the Employee's employment is terminated by the Company other than for Good Cause, death or Disability, the date on which the Company notifies the Employee of such termination and (c) if the Employee's employment is terminated by reason of death or Disability, the date of death of the Employee or the date of the determination that the Employee's Disability is determined to be total and permanent, as the case may be.

         7. Obligations of the Company upon Termination.

                  (a) Termination by Company Not for Good Cause; Resignation by Employee for Good Reason. If, on or within two years after a Change of Control Date , the Company shall terminate the Employee's employment other than for Good Cause, Disability or death, or the Employee shall terminate employment for Good Reason within two years after the Change of Control Date, the Employee will receive, in addition to all benefits to which the Employee is legally entitled:

                    (i) Acceleration of all unvested MYR stock option grants and MYR restricted stock awards or, at the sole discretion of MYR's Board of Directors, their cash equivalent;

                   (ii) Any earned but unpaid bonus for the year preceding the year in which termination occurs;

                  (iii) A pro-rated target bonus for the worked portion of the year in which termination occurs;

                   (iv) Two years of current salary (not lower than the Employee's salary on the Change of Control Date) and two years of target bonus;

                   (v) Two years of post-termination medical coverage on the same basis as if the Employee was a current employee;

                   (vi) Reimbursement of legal expenses incurred, in accordance with Section 9, to enforce this Agreement; and

                   (vii)   In the event that the foregoing provisions of this
                           Section 7 result in the receipt by the Employee of a parachute payment (as defined in Section 280G of the Internal Revenue Code of 1986, as amended), then the Company shall make an additional payment to the Employee in an amount

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                           in cash such that the amount of the after-tax
                           proceeds of the Employee from the payments provided for in this Agreement, taking into account federal and state income and excise taxes, is equal to the amount of the after-tax proceeds the Employee would have received from the payments provided for in this Agreement had such payments not resulted in the receipt by the Employee of a parachute payment. The Employee agrees to give the Company prompt written notice of any claim by the Internal Revenue Service that any payments made pursuant to this Agreement result in the receipt by the Employee of a parachute payment. In such event the Company shall have the right to assume and control the defense of an such claim with counsel of its own selection. The Employee agrees to cooperate with the Company in connection with any defense of such claim.

If the Employee is terminated from employment more than two years but less than four years after a Change of Control Date for other than Good Cause, Disability or death, the Employee will receive items (i), (ii), (iii), (vi) and (vii) above, plus one year of current salary (not less than the Employee's salary on the Change of Control Date), one year of target bonus and one year of medical coverage.

In addition, for a period of 90 days following the second anniversary of a Change of Control Date, the Employee may elect to terminate employment at the Employee's discretion provided that the Employee offers to continue employment at the request of the Company for a period of up to six months. In the event of such termination at the discretion of the Employee, the Employee shall receive items (i) through (vi) above. The Employee will also be entitled to receive all other benefits to which the Employee is entitled under the Company's various policies or plans or to which the Employee is otherwise legally entitled. Solely for purposes of the computation of benefits under this Agreement, payments made by the Company as the result of such a termination at the discretion of the Employee that are required to be taken into account with respect to the Employee under Section 280G(b)(2)(A)(ii) of the Code shall not, in the aggregate, exceed
2.99 times the Employee's "base amount" as that term is defined in Section 280G(b)(3) of the Code. If the limitation contained in the immediately preceding sentence applies, any reduction in payments will in no event affect the computation of payments hereunder which do not constitute "excess parachute payments" within the meaning of Section 280G(b) of the Code.

                  (b) Death. If the Employee dies during the term of this Agreement prior to the Change in Control Date, this Agreement shall terminate without further obligation of the Company to the Employee or his estate other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination, life insurance or death benefits that are provided under the Company's normal benefit plans and policies.

                  (c) Disability. If the Employee's employment shall be terminated during the term of this Agreement prior to the Change in Control Date by reason of the Employee's Disability, this Agreement shall terminate without further obligation of the Company to the Employee other than the obligation to pay any compensation or benefits that have been earned

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
but not paid on the Date of Termination, and any post-termination benefits or disability benefits that are provided under the Company's normal benefit plans and policies.

                  (d) Good Cause; Other than for Good Reason. If, whether before or after a Change of Control Date, the Employee's employment shall be terminated for Good Cause, or if the Employee shall resign other than for Good Reason, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits that are provided under the Company's normal benefit plans and policies.

         8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Employee may qualify, nor, subject to Section 12(g), shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         9. Full Settlement; Legal Fees. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment. In the event the Employee incurs legal fees and expenses in seeking to obtain any benefit under this Agreement and it is ultimately determined by a court of competent jurisdiction that the Employee is entitled to receive all or any part of such benefit, then the Company shall pay to the Employee the reasonable legal fees and expenses so incurred by the Employee.

         10. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company and which shall not be or become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         11. Successors.

                  (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes this Agreement by operation of law, or otherwise.

         12. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:  Byron D. Nelson
                                       629 W. Gartner Road
                                       Naperville, IL 60540

                  If to the Company:   MYR Group, Inc.
                                       Three Continental Towers
                                       1701 W. Golf Road, Suite 1012
                                       Rolling Meadows, Illinois 60008-4007
                                       Attention:  President

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         (d) This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written negotiations, understandings and agreements between the parties hereto.

         (e) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

         (f) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, including, without limitation, the right of the Employee to terminate employment for Good Reason pursuant to Section 4(b) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

         (g) The Employee and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Employee and the Company, the employment of the Employee by the Company is "at will" and, prior to the Change of Control Date, the Employee's employment may be terminated by either the Employee or the Company at any time prior to the Change of Control Date, in which case the Employee shall have no further rights under this Agreement. From and after the Change of Control Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.


                                  ----------------------------------------
                                  Byron D. Nelson
                                  MYR GROUP, INC.

                                    By:
                                       ----------------------------------------
                                    Its:
                                        ---------------------------------------

                           CHANGE OF CONTROL AGREEMENT

         AGREEMENT by and between MYR Group, Inc. (the "Company") and Michael F. Knapp (the "Employee"), dated as of the 21st day of December, 1999.

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Employee will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives the Board has caused the Company to enter into this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Term of Agreement. This Agreement shall terminate if a Change of Control Date (as hereinafter defined) does not occur on or before December 31, 2001.

         2. Change of Control. For purposes of this Agreement, a "Change of Control" shall be defined as the occurrence of any of the following events:

                  (a) There is a report filed on Schedule 13D (or any successor schedule, form or report) as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as generally in effect on the date hereof, disclosing that any person (as the term "person" is used in Section 13(d)(3) of the Exchange Act), other than Charles M. Brennan III, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

                  (b) The acquisition of 20% or more of the issued and outstanding shares of voting securities of the Company by any person which would otherwise require the filing of a report as described in (a) above.

         3. Change of Control Date. For purposes of this Agreement, the "Change of Control Date" shall mean the first date during the term of this Agreement on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Employee's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, then for all purposes of this Agreement the "Change of

Control Date" shall mean the date immediately prior to the date of such termination of employment.

         4. Termination of Employment

                  (a) Good Cause. For purposes of this Agreement, "Good Cause" shall mean (i) the Employee's commission of a felony, (ii) the Employee's material breach of any of his obligations or duties, including the Employee's willful failure to substantially perform his duties other than as a result of his incapacity due to illness or injury, or (iii) the Employee's commission of a willful act, such as embezzlement, against the Company intended to enrich the Employee at the expense of the Company. No termination for Good Cause may be effected under clause (ii) of the preceding sentence unless (a) the Company shall have given written notice to the Employee specifying with particularity the basis for the Company's decision to terminate the Employee's employment, and
(b) the Employee shall have failed to cease or correct the performance (or nonperformance) which forms the basis for the Company's decision within 30 days following the date of the Company's written notice.

                  (b) Good Reason. For purposes of this Agreement, "Good Reason" shall mean any of the following which occurs without the written consent of the
Employee:

                    (i) Any significant change in the nature of Employee's principal duties or any significant diminution in the Employee's status or responsibilities;

                   (ii) Any decrease in the Employee's salary or cash incentive opportunity below the level the Employee was earning at the time of a Change of Control;

                  (iii) The Company's failure to obtain the agreement of a successor entity to assume the obligations under this Agreement; or

                   (iv) The Company's requiring the Employee to be based in any location which would materially increase the Employee's commuting time.

                  (c) Disability. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative.

         5. Notice of Termination. Any termination by the Company for Good Cause, or by the Employee for Good Reason, shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the

Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Good Cause shall not waive any right of the Employee or the Company, respectively, hereunder or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

         6. Date of Termination. For purposes of this Agreement, "Date of Termination" means (a) if the Employee's employment is terminated by the Company for Good Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be,
(b) if the Employee's employment is terminated by the Company other than for Good Cause, death or Disability, the date on which the Company notifies the Employee of such termination and (c) if the Employee's employment is terminated by reason of death or Disability, the date of death of the Employee or the date of the determination that the Employee's Disability is determined to be total and permanent, as the case may be.

         7. Obligations of the Company upon Termination.

                  (a) Termination by Company Not for Good Cause; Resignation by Employee for Good Reason. If, on or within five years after a Change of Control Date, the Company shall terminate the Employee's employment other than for Good Cause, Disability or death, or the Employee shall terminate employment for Good Reason within five years after the Change of Control Date, the Employee will receive, in addition to all benefits to which the Employee is legally entitled:

                    (i) Acceleration of all unvested MYR stock option grants and MYR restricted stock awards or, at the sole discretion of MYR's Board of Directors, their cash equivalent;

                   (ii) Any earned but unpaid bonus for the year preceding the year in which termination occurs;

                  (iii) A pro-rated target bonus for the worked portion of the year in which termination occurs;

                   (iv) One year of current salary (not lower than the Employee's salary on the Change of Control Date) and one year of target bonus;

                   (v) One year of post-termination medical coverage on the same basis as if the Employee was a current employee;

                   (vi) Reimbursement of legal expenses incurred, in accordance with Section 9, to enforce this Agreement; and

In addition, for a period of 90 days following the thirtieth month anniversary of a Change of Control Date, the Employee may elect to terminate employment at the Employee's discretion provided that the Employee offers to continue employment at the request of the Company for a period of up to six months. In the event of such termination at the discretion of the Employee, the Employee shall receive items (i) through (vi) above. The Employee will also be entitled to receive all other benefits to which the Employee is entitled under the Company's various policies or plans or to which the Employee is otherwise legally entitled.

For purposes of the computation of benefits under this Agreement, payments made by the Company as the result of such a termination that are required to be taken into account with respect to the Employee under Section 280G(b)(2)(A)(ii) of the Code shall not, in the aggregate, exceed 2.99 times the Employee's "base amount" as that term is defined in Section 280G(b)(3) of the Code. If the limitation contained in the immediately preceding sentence applies, any reduction in payments will in no event affect the computation of payments hereunder which do not constitute "excess parachute payments" within the meaning of Section 280G(b) of the Code.

                  (b) Death. If the Employee dies during the term of this Agreement prior to the Change in Control Date, this Agreement shall terminate without further obligation of the Company to the Employee or his estate other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination, life insurance or death benefits that are provided under the Company's normal benefit plans and policies.

                  (c) Disability. If the Employee's employment shall be terminated during the term of this Agreement prior to the Change in Control Date by reason of the Employee's Disability, this Agreement shall terminate without further obligation of the Company to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits or disability benefits that are provided under the Company's normal benefit plans and policies.

                  (d) Good Cause; Other than for Good Reason. If, whether before or after a Change of Control Date, the Employee's employment shall be terminated for Good Cause, or if the Employee shall resign other than for Good Reason, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits that are provided under the Company's normal benefit plans and policies.

         8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Employee may qualify, nor, subject to Section 12(g), shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         9. Full Settlement; Legal Fees. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment. In the event the Employee incurs legal fees and expenses in seeking to obtain any benefit under this Agreement and it is ultimately determined by a court of competent jurisdiction that the Employee is entitled to receive all or any part of such benefit, then the Company shall pay to the Employee the reasonable legal fees and expenses so incurred by the Employee.

         10. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company and which shall not be or become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         11. Successors.

                  (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes this Agreement by operation of law, or otherwise.

         12. Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:


                  If to the Employee:    Michael F. Knapp
                                         1220A Oak Hill Rd.
                                         Lake Barrington Shores, IL 60010

                  If to the Company:     MYR Group, Inc.
                                         Three Continental Towers
                                         1701 W. Golf Road, Suite 1012
                                         Rolling Meadows, Illinois 60008-4007
                                         Attention:  Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (d) This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written negotiations, understandings and agreements between the parties hereto.

                  (e) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (f) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, including, without limitation, the right of the Employee to terminate employment for Good Reason pursuant to Section 4(b) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (g) The Employee and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Employee and the Company, the employment of the Employee by the Company is "at will" and, prior to the Change of Control Date, the Employee's employment may be terminated by either the Employee or the Company at any time prior to the Change of Control Date, in which case the Employee shall have no further rights under this Agreement. From and after the Change of Control Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                                ----------------------------------------
                                Michael F. Knapp


                                MYR GROUP, INC.

                                By:
                                    ------------------------------------
                                Its:
                                    ------------------------------------

                           CHANGE OF CONTROL AGREEMENT


         AGREEMENT by and between MYR Group, Inc. (the "Company") and William S. Skibitsky (the "Employee"), dated as of the 21st day of December, 1999.

         The Board of Directors of the Company (the "Board") has determined that it is in the best interests of the Company and its stockholders to assure that the Company will have the continued dedication of the Employee, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined below) of the Company. The Board believes it is imperative to diminish the distraction of the Employee by virtue of the personal uncertainties and risks created by a pending or threatened Change of Control and to encourage the Employee's full attention and dedication to the Company currently and in the event of any threatened or pending Change of Control, and to provide the Employee with compensation and benefits arrangements upon a Change of Control which ensure that the compensation and benefits expectations of the Employee will be satisfied and which are competitive with those of other corporations. Therefore, in order to accomplish these objectives the Board has caused the Company to enter into this Agreement.

NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

         1. Term of Agreement. This Agreement shall terminate if a Change of Control Date (as hereinafter defined) does not occur on or before December 31, 2001.

         2. Change of Control. For purposes of this Agreement, a "Change of Control" shall be defined as the occurrence of any of the following events:

                  (a) There is a report filed on Schedule 13D (or any successor schedule, form or report) as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as generally in effect on the date hereof, disclosing that any person (as the term "person" is used in Section 13(d)(3) of the Exchange Act), other than Charles M. Brennan III, has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 20% or more of the issued and outstanding shares of voting securities of the Company; or

                  (b) The acquisition of 20% or more of the issued and outstanding shares of voting securities of the Company by any person which would otherwise require the filing of a report as described in (a) above.

         3. Change of Control Date. For purposes of this Agreement, the "Change of Control Date" shall mean the first date during the term of this Agreement on which a Change of Control occurs. Anything in this Agreement to the contrary notwithstanding, if a Change of Control occurs and if the Employee's employment with the Company is terminated prior to the date on which the Change of Control occurs, and if it is reasonably demonstrated by the Employee that such termination of employment (i) was at the request of a third party who has taken steps reasonably calculated to effect a Change of Control or (ii) otherwise arose in connection with or in anticipation of a Change of Control, then for all purposes of this Agreement the "Change of

Control Date" shall mean the date immediately prior to the date of such termination of employment.

         4. Termination of Employment

                  (a) Good Cause. For purposes of this Agreement, "Good Cause" shall mean (i) the Employee's commission of a felony, (ii) the Employee's material breach of any of his obligations or duties, including the Employee's willful failure to substantially perform his duties other than as a result of his incapacity due to illness or injury, or (iii) the Employee's commission of a willful act, such as embezzlement, against the Company intended to enrich the Employee at the expense of the Company. No termination for Good Cause may be effected under clause (ii) of the preceding sentence unless (a) the Company shall have given written notice to the Employee specifying with particularity the basis for the Company's decision to terminate the Employee's employment, and
(b) the Employee shall have failed to cease or correct the performance (or nonperformance) which forms the basis for the Company's decision within 30 days following the date of the Company's written notice.

                  (b) Good Reason. For purposes of this Agreement, "Good Reason" shall mean any of the following which occurs without the written consent of the
Employee:

                    (i) Any significant change in the nature of Employee's principal duties or any significant diminution in the Employee's status or responsibilities;

                   (ii) Any decrease in the Employee's salary or cash incentive opportunity below the level the Employee was earning at the time of a Change of Control;

                  (iii) The Company's failure to obtain the agreement of a successor entity to assume the obligations under this Agreement; or

                   (iv) The Company's requiring the Employee to be based in any location which would materially increase the Employee's commuting time.

                  (c) Disability. For purposes of this Agreement, "Disability" shall mean the absence of the Executive from the Executive's duties with the Company on a full-time basis for 180 consecutive days as a result of incapacity due to mental or physical illness which is determined to be total and permanent by a physician selected by the Company or its insurers and reasonably acceptable to the Executive or the Executive's legal representative.

         5. Notice of Termination. Any termination by the Company for Good Cause, or by the Employee for Good Reason, shall be communicated by a Notice of Termination to the other party hereto given in accordance with Section 12(b) of this Agreement. For purposes of this Agreement, a "Notice of Termination" means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Employee's employment under the provision so indicated and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the termination date (which date shall be not more than thirty days after the giving of such notice). The failure by the

Employee or the Company to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Good Reason or Good Cause shall not waive any right of the Employee or the Company, respectively, hereunder or preclude the Employee or the Company, respectively, from asserting such fact or circumstance in enforcing the Employee's or the Company's rights hereunder.

         6. Date of Termination. For purposes of this Agreement, "Date of Termination" means (a) if the Employee's employment is terminated by the Company for Good Cause, or by the Employee for Good Reason, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be,
(b) if the Employee's employment is terminated by the Company other than for Good Cause, death or Disability, the date on which the Company notifies the Employee of such termination and (c) if the Employee's employment is terminated by reason of death or Disability, the date of death of the Employee or the date of the determination that the Employee's Disability is determined to be total and permanent, as the case may be.

         7. Obligations of the Company upon Termination.

                  (a) Termination by Company Not for Good Cause; Resignation by Employee for Good Reason. If, on or within five years after a Change of Control Date, the Company shall terminate the Employee's employment other than for Good Cause, Disability or death, or the Employee shall terminate employment for Good Reason within five years after the Change of Control Date, the Employee will receive, in addition to all benefits to which the Employee is legally entitled:

                  (i) Acceleration of all unvested MYR stock option grants and MYR restricted stock awards or, at the sole discretion of MYR's Board of Directors, their cash equivalent;

                  (ii) Any earned but unpaid bonus for the year preceding the year in which termination occurs;

                  (iii) A pro-rated target bonus for the worked portion of the year in which termination occurs;

                  (iv) One year of current salary (not lower than the Employee's salary on the Change of Control Date) and one year of target bonus;

                  (v) One year of post-termination medical coverage on the same basis as if the Employee was a current employee;

                  (vi) Reimbursement of legal expenses incurred, in accordance with Section 9, to enforce this Agreement; and

                  (vii) In the event that any of the foregoing provisions of this Section 7 result in the receipt by the Employee of a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the "Code")), then the Company shall make an additional payment to the




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
                           Employee in an amount in cash such that the amount of the after-tax proceeds of the Employee from the payments provided for in this Agreement, taking into account federal and state income and excise taxes, is equal to the amount of the after-tax proceeds the Employee would have received from the payments provided for in this Agreement had such payments not resulted in the receipt by the Employee of a parachute payment. The Employee agrees to give the Company prompt written notice of any claim by the Internal Revenue Service that any payments made pursuant to this Agreement result in the receipt by the Employee of a parachute payment. In such event the Company shall have the right to assume and control the defense of an such claim with counsel of its own selection. The Employee agrees to cooperate with the Company in connection with any defense of such claim.

In addition, for a period of 90 days following the thirtieth month anniversary of a Change of Control Date, the Employee may elect to terminate employment at the Employee's discretion provided that the Employee offers to continue employment at the request of the Company for a period of up to six months. In the event of such termination at the discretion of the Employee, the Employee shall receive items (i) through (vi) above. The Employee will also be entitled to receive all other benefits to which the Employee is entitled under the Company's various policies or plans or to which the Employee is otherwise legally entitled. Solely for purposes of the computation of benefits under this Agreement, payments made by the Company as the result of such a termination at the discretion of the Employee that are required to be taken into account with respect to the Employee under Section 280G(b)(2)(A)(ii) of the Code shall not, in the aggregate, exceed 2.99 times the Employee's "base amount" as that term is defined in Section 280G(b)(3) of the Code. If the limitation contained in the immediately preceding sentence applies, any reduction in payments will in no event affect the computation of payments hereunder which do not constitute "excess parachute payments" within the meaning of Section 280G(b) of the Code.

                  (b) Death. If the Employee dies during the term of this Agreement prior to the Change in Control Date, this Agreement shall terminate without further obligation of the Company to the Employee or his estate other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination, life insurance or death benefits that are provided under the Company's normal benefit plans and policies.

                  (c) Disability. If the Employee's employment shall be terminated during the term of this Agreement prior to the Change in Control Date by reason of the Employee's Disability, this Agreement shall terminate without further obligation of the Company to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits or disability benefits that are provided under the Company's normal benefit plans and policies.

                  (d) Good Cause; Other than for Good Reason. If, whether before or after a Change of Control Date, the Employee's employment shall be terminated for Good Cause, or if the Employee shall resign other than for Good Reason, this Agreement shall terminate without further obligation to the Employee other than the obligation to pay any compensation or benefits that have been earned but not paid on the Date of Termination, and any post-termination benefits that are provided under the Company's normal benefit plans and policies.

         8. Non-exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Employee's continuing or future participation in any plan, program, policy or practice provided by the Company and for which the Employee may qualify, nor, subject to Section 12(g), shall anything herein limit or otherwise affect such rights as the Employee may have under any contract or agreement with the Company. Amounts which are vested benefits or which the Employee is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Company at or subsequent to the Date of Termination shall be payable in accordance with such plan, policy, practice or program or contract or agreement except as explicitly modified by this Agreement.

         9. Full Settlement; Legal Fees. The Company's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Company may have against the Employee or others. In no event shall the Employee be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to the Employee under any of the provisions of this Agreement and such amounts shall not be reduced whether or not the Employee obtains other employment. In the event the Employee incurs legal fees and expenses in seeking to obtain any benefit under this Agreement and it is ultimately determined by a court of competent jurisdiction that the Employee is entitled to receive all or any part of such benefit, then the Company shall pay to the Employee the reasonable legal fees and expenses so incurred by the Employee.

         10. Confidential Information. The Employee shall hold in a fiduciary capacity for the benefit of the Company all secret or confidential information, knowledge or data relating to the Company, and their respective businesses, which shall have been obtained by the Employee during the Employee's employment by the Company and which shall not be or become public knowledge (other than by acts by the Employee or representatives of the Employee in violation of this Agreement). After termination of the Employee's employment with the Company, the Employee shall not, without the prior written consent of the Company or as may otherwise be required by law or legal process, communicate or divulge any such information, knowledge or data to anyone other than the Company and those designated by it. In no event shall an asserted violation of the provisions of this Section 10 constitute a basis for deferring or withholding any amounts otherwise payable to the Employee under this Agreement.

         11. Successors.

                  (a) This Agreement is personal to the Employee and without the prior written consent of the Company shall not be assignable by the Employee otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of and be enforceable by the Employee's legal representatives.

                  (b) This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes this Agreement by operation of law, or otherwise.

         12.      Miscellaneous.

                  (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without reference to principles of conflict of laws. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

                  (b) All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                  If to the Employee:   William S. Skibitsky
                                        RFD 1357
                                        Long Grove, IL 60047

                  If to the Company:    MYR Group, Inc.
                                        Three Continental Towers
                                        1701 W. Golf Road, Suite 1012
                                        Rolling Meadows, Illinois 60008-4007
                                        Attention: Secretary

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notice and communications shall be effective when actually received by the addressee.

                  (c) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(d) This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous oral or written negotiations, understandings and agreements between the parties hereto.

                  (e) The Company may withhold from any amounts payable under this Agreement such Federal, state, local or foreign taxes as shall be required to be withheld pursuant to any applicable law or regulation.

                  (f) The Employee's or the Company's failure to insist upon strict compliance with any provision of this Agreement or the failure to assert any right the Employee or the Company may have hereunder, including, without limitation, the right of the Employee to terminate employment for Good Reason pursuant to Section 4(b) of this Agreement, shall not be deemed to be a waiver of such provision or right or any other provision or right of this Agreement.

                  (g) The Employee and the Company acknowledge that, except as may otherwise be provided under any other written agreement between the Employee and the Company, the employment of the Employee by the Company is "at will" and, prior to the Change of Control Date, the Employee's employment may be terminated by either the Employee or the Company at any time prior to the Change of Control Date, in which case the Employee shall have no further rights under this Agreement. From and after the Change of Control Date this Agreement shall supersede any other agreement between the parties with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the Employee has hereunto set the Employee's hand and, pursuant to the authorization from its Board of Directors, the Company has caused this Agreement to be executed in its name on its behalf, all as of the day and year first above written.



                              ----------------------------------------
                              William S. Skibitsky


                              MYR GROUP, INC.

                              By:
                                  ------------------------------------
                              Its:
                                  ------------------------------------




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